Exhibit 99.1
Press Release

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three and Six Months Ended June 30, 2020

HOUSTON, July 30, 2020 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2020, of $102.3 million and $218.7 million, respectively compared with $125.9 million and $248.0 million, respectively, for the three months and six months ended June 30, 2019. Tidewater also reported net losses for the three and six months ended June 30, 2020, of $110.6 million ($2.74 per share) and $129.1 million ($3.21 per share), respectively, compared with $16.0 million ($0.42 per share) and $37.7 million ($1.01 per share), respectively, for the three and six months ended June 30, 2019. Included in the net losses for the three and six months ended June 30, 2020 were impairment charges related to assets held for sale, affiliate credit losses, affiliate guaranteed obligation, and general and administrative severance expenses totaling $111.5 million and $121.8 million, respectively. Excluding these costs, we would have reported net income for the three months ended June 30, 2020 of $0.9 million ($0.02 per common share) and a net loss for the six months ended June 30, 2020 of $7.3 million ($0.18 per common share). Included in the net losses for the three and six months ended June 30, 2019 were general and administrative expenses for severance and similar expenses related to integrating Tidewater and GulfMark operations of $0.5 million and $4.2 million, respectively. Excluding these costs, net losses for the three and six months ended June 30, 2019 were $15.5 million (or $0.41 per common share) and $33.5 million (or $0.90 per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “We are pleased that our performance for the quarter was consistent with the revised 2020 outlook we discussed on our last earnings call. The environment remains very challenging but I remain confident that our dedicated team of mariners and shore base employees will continue to perform exceptionally under the circumstances.

“Although investors are aware of the economic difficulties the industry is facing, it is important to highlight an ongoing humanitarian crisis that the entire shipping industry is experiencing. The near complete shutdown of international air travel and of seemingly non-essential governmental services globally, such as visa processing, has resulted in over a quarter million seafarers stranded on all types of vessels around the globe, including Tidewater vessels. We are doing everything in our power to remedy the situation for our seafarers, but the problem demands global governmental coordination. The situation is an inadvertent consequence of policies meant to reduce the spread of COVID-19 by restricting international travel, but it has resulted in the inability to move crews around the world to relieve and to return home crews onboard vessels today. Tidewater has always been dedicated to getting our employees home safe. They remain safe, but we need to get them home.

“Our efforts in the second quarter to quickly realign the business to adjust to the steep decline in offshore activity were successful, but there is more work to do. Consistent with the plan we outlined on the last earnings call, we scaled back our drydock investment, we maintained our focus on the disposal of non-core vessels, we improved cash operating margins, and we continued to reduce the annualized run rate of quarterly general and administrative expense. The third quarter will present additional challenges as we begin to manage the process of putting into layup those vessels that are coming off hire, de-crewing those vessels, and rationalizing our shore base footprint.

“In light of the recent decline in industry activity, we reassessed the value of our vessels globally, and separately our joint ventures in Africa where the impact has been particularly severe. As a result of this assessment, we had non-cash impairments and other charges of $111.5 million during the second quarter.

“There are many heroic stories of individuals rising to the challenge of the current situation, and the mariners and shore base staff at Tidewater are among them. I remain humbled by the resilience, tenacity and steadfast focus of our employees and I thank them for their dedication to seeing Tidewater though these challenging times.”

In addition to the number of outstanding shares, as of June 30, 2020, the company also has the following in the money warrants.

Common shares outstanding	40,335,963
New Creditor Warrants (strike price $0.001 per common share)	817,742
GulfMark Creditor Warrants (strike price $0.01 per common share)	952,154
Total	42,105,859

Tidewater will hold a conference call to discuss results for the three and six months ended June 30, 2020 on Friday, July 31, 2020 at 8:00 a.m. Central Time.  Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time.  A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on July 31, 2020 and will continue until 11:59 p.m. Central Time on August 31, 2020. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenues:
Vessel revenues	$100,975	$123,641	$212,949	$243,303
Other operating revenues	1,369	2,218	5,763	4,705
Total revenues	102,344	125,859	218,712	248,008
Costs and expenses:
Vessel operating costs	64,774	80,439	143,599	162,642
Costs of other operating revenue	171	586	2,844	1,350
General and administrative	17,597	23,696	39,017	50,836
Depreciation and amortization	28,144	25,038	55,251	47,970
Long-lived asset impairments	55,482	—	65,689	—
Affiliate credit loss impairment expense	53,581	—	53,581	—
Affiliate guarantee obligation	2,000	—	2,000	—
(Gain) loss on asset dispositions, net	(1,660)	494	(6,991)	(776)
	220,089	130,253	354,990	262,022
Operating loss	(117,745)	(4,394)	(136,278)	(14,014)
Other income (expense):
Foreign exchange gain (loss)	(2,076)	11	(1,212)	(497)
Equity in net losses of unconsolidated companies	—	95	—	33
Dividend income from unconsolidated company	17,150	—	17,150	—
Interest income and other, net	696	1,859	812	4,329
Interest and other debt costs, net	(5,959)	(7,582)	(12,101)	(15,318)
	9,811	(5,617)	4,649	(11,453)
Loss before income taxes	(107,934)	(10,011)	(131,629)	(25,467)
Income tax (benefit) expense	2,730	5,542	(2,441)	11,372
Net loss	$(110,664)	$(15,553)	$(129,188)	$(36,839)
Net income (loss) attributable to noncontrolling interests	(41)	406	(120)	851
Net loss attributable to Tidewater Inc.	$(110,623)	$(15,959)	$(129,068)	$(37,690)
Basic loss per common share	$(2.74)	$(0.42)	$(3.21)	$(1.01)
Diluted loss per common share	$(2.74)	$(0.42)	$(3.21)	$(1.01)
Weighted average common shares outstanding	40,306	37,571	40,203	37,369
Adjusted weighted average common shares	40,306	37,571	40,203	37,369

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	June 30,	December 31,
ASSETS	2020	2019

Current assets:
Cash and cash equivalents	$203,119	$218,290
Restricted cash	19,880	5,755
Trade and other receivables, less allowance for credit losses of $556 as of June 30, 2020 and less allowance for doubtful accounts of $70 as of December 31, 2019.	115,008	110,180
Due from affiliate, less allowance for credit losses of $71,959 as of June 30, 2020 and less due from affiliate allowance of $20,083 as of December 31, 2019	65,766	125,972
Marine operating supplies	20,580	21,856
Assets held for sale	29,064	39,287
Prepaid expenses and other current assets	20,350	15,956
Total current assets	473,767	537,296
Net properties and equipment	839,912	938,961
Deferred drydocking and survey costs	74,585	66,936
Other assets	27,411	36,335
Total assets	$1,415,675	$1,579,528

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$17,111	$27,501
Accrued costs and expenses	60,993	74,000
Due to affiliates	48,803	50,186
Current portion of long-term debt	9,437	9,890
Other current liabilities	25,815	24,100
Total current liabilities	162,159	185,677
Long-term debt	273,215	279,044
Other liabilities and deferred credits	90,301	98,397

Contingencies

Equity:
Common stock	40	40
Additional paid-in-capital	1,369,645	1,367,521
Accumulated deficit	(481,757)	(352,526)
Accumulated other comprehensive income (loss)	581	(236)
Total stockholder's equity	888,509	1,014,799
Noncontrolling interests	1,491	1,611
Total equity	890,000	1,016,410
Total liabilities and equity	$1,415,675	$1,579,528

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net loss	$(110,664)	$(15,553)	$(129,188)	$(36,839)
Other comprehensive income:
Change in pension plan and supplemental pension plan liability, net of tax of $0.2 million and $0.2 million, respectively	448	—	817	—
Total comprehensive loss	$(110,216)	$(15,553)	$(128,371)	$(36,839)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months	Six Months
	Ended	Ended
	June 30, 2020	June 30, 2019
Operating activities:
Net loss	$(129,188)	$(36,839)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	34,271	38,582
Amortization of deferred drydocking and survey costs	20,980	9,388
Amortization of debt premiums and discounts	1,357	(1,019)
Provision (benefit) for deferred income taxes	206	6
Gain on asset dispositions, net	(6,991)	(776)
Affiliate credit loss impairment expense	53,581	—
Affiliate guarantee obligation	2,000	—
Long-lived asset impairments	65,689	—
Changes in investments in unconsolidated companies	—	381
Compensation expense - stock based	2,736	9,215
Changes in operating assets and liabilities, net:
Trade and other receivables	(4,991)	(10,921)
Changes in due to/from affiliate, net	3,242	15,080
Accounts payable	(10,390)	(7,769)
Accrued costs and expenses	(13,007)	(4,977)
Cash paid for deferred drydocking and survey costs	(28,964)	(28,688)
Other, net	(3,354)	(2,386)
Net cash used in operating activities	(12,823)	(20,723)
Cash flows from investing activities:
Proceeds from sales of assets	20,906	20,566
Additions to property and equipment	(4,075)	(8,873)
Net cash provided by investing activities	16,831	11,693
Cash flows from financing activities:
Principal payments on long-term debt	(4,742)	(3,792)
Taxes on share-based awards	(612)	(1,760)
Other	—	1
Net cash used in financing activities	(5,354)	(5,551)
Net change in cash, cash equivalents and restricted cash	(1,346)	(14,581)
Cash, cash equivalents and restricted cash at beginning of period	227,608	397,744
Cash, cash equivalents and restricted cash at end of period (A)	$226,262	$383,163
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$10,734	$16,293
Income taxes	$6,461	$7,754

Note (A):  Cash, cash equivalents and restricted cash at June 30, 2020 includes $3.3 million in long-term restricted cash.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Three Months Ended
	Common stock	Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income (loss)	Non controlling interest	Total
Balance at March 31, 2020	$40	1,368,325	(371,134)	133	1,532	998,896
Total comprehensive loss	—	—	(110,623)	448	(41)	(110,216)
Amortization, net of taxes, on share-based awards	—	1,320	—	—	—	1,320
Balance at June 30, 2020	$40	1,369,645	(481,757)	581	1,491	890,000

Balance at March 31, 2019	$37	1,356,436	(232,514)	2,194	1,532	1,127,685
Total comprehensive loss	—	—	(15,959)	—	406	(15,553)
Issuance of common stock from exercise of warrants	1	—	—	—	—	1
Amortization/cancellation of restricted stock units	—	3,406	—	—	—	3,406
Balance at June 30, 2019	$38	1,359,842	(248,473)	2,194	1,938	1,115,539

`	Six Months Ended
	Common stock	Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income (loss)	Non controlling interest	Total
Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive loss	—	—	(129,068)	817	(120)	(128,371)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Amortization, net of taxes, on share-based awards	—	2,124	—	—	—	2,124
Balance at June 30, 2020	$40	1,369,645	(481,757)	581	1,491	890,000

Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive loss	—	—	(37,690)	—	851	(36,839)
Issuance of common stock from exercise of warrants	1	1	—	—	—	2
Amortization/cancellation of restricted stock units	—	7,453	—	—	—	7,453
Balance at June 30, 2019	$38	1,359,842	(248,473)	2,194	1,938	1,115,539

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Six Months Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
(In thousands)		%				%		%
Vessel revenues:
Americas	$34,044	34%	$35,199	28%	$65,903	31%	$70,477	29%
Middle East/Asia Pacific	23,983	24%	20,449	17%	48,811	23%	40,905	17%
Europe/Mediterranean	20,620	20%	35,027	28%	50,111	24%	63,585	26%
West Africa	22,328	22%	32,966	27%	48,124	23%	68,336	28%
Total vessel revenues	$100,975	100%	$123,641	100%	$212,949	100%	$243,303	100%
Vessel operating costs:
Crew costs	$38,691	38%	$47,191	38%	$83,178	39%	$95,335	39%
Repair and maintenance	6,656	7%	10,911	9%	17,254	8%	20,612	9%
Insurance	2,010	2%	750	1%	3,795	2%	2,928	1%
Fuel, lube and supplies	6,383	6%	8,451	7%	16,135	8%	17,797	7%
Other	11,034	11%	13,136	10%	23,237	11%	25,970	11%
Total vessel operating costs	64,774	64%	80,439	65%	143,599	67%	162,642	67%
Vessel operating margin (A)	$36,201	36%	$43,202	35%	$69,350	33%	$80,661	33%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Six Months Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$4,505	4%	$2,900	2%	$3,341	2%	$1,870	1%
Middle East/Asia Pacific	599	1%	(2,127)	(1%)	(257)	0%	(3,289)	(1%)
Europe/Mediterranean	(1,750)	(2%)	2,824	2%	(203)	0%	(493)	0%
West Africa	(3,984)	(4%)	3,099	3%	(8,847)	(4%)	11,214	5%
Other operating profit	1,198	1%	1,625	1%	2,919	1%	3,330	1%
	568	1%	8,321	7%	(3,047)	(1%)	12,632	5%

Corporate expenses (A)	(8,910)	(9%)	(12,221)	(10%)	(18,952)	(9%)	(27,422)	(11%)
Gain (loss) on asset dispositions, net	1,660	2%	(494)	0%	6,991	3%	776	0%
Affiliate credit loss impairment expense	(53,581)	(52%)	—	0%	(53,581)	(24%)	—	0%
Affiliate guarantee obligation	(2,000)	(2%)	—	0%	(2,000)	(1%)	—	0%
Long-lived asset impairments	(55,482)	(54%)	—	0%	(65,689)	(30%)	—	0%
Operating loss	$(117,745)	(115%)	$(4,394)	(3%)	$(136,278)	(62%)	$(14,014)	(6%)

Note (A):  General and administrative expenses for the three and six months ended June 30, 2020 include stock-based compensation of $1.4 million and $2.7 million, respectively.  General and administrative expenses for the three and six months ended June 30, 2019 includes stock-based compensation of $3.6 million and $9.2 million, respectively. In addition, general and administrative costs for the three months and six ended June 30, 2020 include $0.4 million and $0.6 million, respectively, of severance and similar costs related to integrating Tidewater and GulfMark operations.  General and administrative expenses for the three and six months ended June 30, 2019 include $0.5 million and $4.2 million, respectively, of severance and other costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Revenues:
Vessel revenues	$100,975	$111,974	$116,539	$117,173	$123,641
Other operating revenues	1,369	4,394	2,237	2,592	2,218
Total revenues	102,344	116,368	118,776	119,765	125,859
Costs and expenses:
Vessel operating costs	64,774	78,825	85,935	80,619	80,439
Costs of other operating revenue	171	2,673	916	534	586
General and administrative (A)	17,597	21,420	22,406	30,474	23,696
Depreciation and amortization	28,144	27,107	28,226	25,735	25,038
(Gain) loss on asset dispositions, net	(1,660)	(5,331)	(1,217)	(270)	494
Affiliate credit loss impairment expense	53,581	—	—	—	—
Affiliate guarantee obligation	2,000	—	—	—	—
Asset impairments and other	55,482	10,207	32,549	5,224	—
Total operating costs and expenses	220,089	134,901	168,815	142,316	130,253
Operating loss	(117,745)	(18,533)	(50,039)	(22,551)	(4,394)
Other income (expense):
Foreign exchange gain (loss)	(2,076)	864	(945)	173	11
Equity in net (losses) earnings of unconsolidated companies	—	—	(2,717)	(468)	95
Dividend income from unconsolidated company	17,150	—	—	—	—
Interest income and other, net	696	116	690	1,579	1,859
Interest and other debt costs, net	(5,959)	(6,142)	(6,282)	(7,468)	(7,582)
Total other expense	9,811	(5,162)	(9,254)	(6,184)	(5,617)
Loss before income taxes	(107,934)	(23,695)	(59,293)	(28,735)	(10,011)
Income tax (benefit) expense	2,730	(5,171)	1,281	15,071	5,542
Net loss	$(110,664)	$(18,524)	$(60,574)	$(43,806)	$(15,553)
Net income (loss) attributable to noncontrolling interests	(41)	(79)	(721)	394	406
Net loss attributable to Tidewater Inc.	$(110,623)	$(18,445)	$(59,853)	$(44,200)	$(15,959)
Basic loss per common share	$(2.74)	$(0.46)	$(1.52)	$(1.15)	$(0.42)
Diluted loss per common share	$(2.74)	$(0.46)	$(1.52)	$(1.15)	$(0.42)
Weighted average common shares outstanding	40,305,662	40,100,744	39,504,154	38,537,165	37,570,629
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	40,305,662	40,100,744	39,504,154	38,537,165	37,570,629
Vessel operating margin	$36,201	$33,149	30,604	36,554	43,202

Note (A) Integration related costs related to the business combination with GulfMark	446	129	2,123	6,293	460
Total	$446	129	2,123	6,293	460

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
ASSETS	2020	2020	2019	2019	2019

Current assets:
Cash and cash equivalents	$203,119	187,802	218,290	359,332	369,549
Restricted cash	19,880	12,461	5,755	3,300	13,614
Trade and other receivables, net	115,008	119,455	110,180	123,133	121,155
Due from affiliate, less allowances	65,766	128,204	125,972	124,757	121,959
Marine operating supplies	20,580	21,944	21,856	21,303	29,141
Assets held for sale	29,064	26,142	39,287	—	—
Prepaid expenses and other current assets	20,350	22,185	15,956	13,116	14,460
Total current assets	473,767	518,193	537,296	644,941	669,878
Investments in, at equity, and advances to unconsolidated companies	—	—	—	—	658
Net properties and equipment	839,912	922,979	938,961	1,022,786	1,041,054
Deferred drydocking and survey costs	74,585	81,981	66,936	49,025	41,029
Other assets	27,411	29,971	36,335	37,269	39,651
Total assets	$1,415,675	1,553,124	1,579,528	1,754,021	1,792,270

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$17,111	30,711	27,501	23,672	24,170
Accrued costs and expenses	60,993	72,854	74,000	54,792	56,675
Due to affiliates	48,803	50,013	50,186	41,676	39,060
Current portion of long-term debt	9,437	9,104	9,890	9,689	10,002
Other current liabilities	25,815	26,953	24,100	30,024	24,442
Total current liabilities	162,159	189,635	185,677	159,853	154,349
Long-term debt	273,215	273,015	279,044	419,905	424,911
Other liabilities and deferred credits	90,301	91,578	98,397	96,499	97,471

Contingencies

Equity:
Common stock	40	40	40	39	38
Additional paid-in-capital	1,369,645	1,368,325	1,367,521	1,365,872	1,359,842
Accumulated deficit	(481,757)	(371,134)	(352,526)	(292,673)	(248,473)
Accumulated other comprehensive income (loss)	581	133	(236)	2,194	2,194
Total stockholder's equity	888,509	997,364	1,014,799	1,075,432	1,113,601
Noncontrolling interests	1,491	1,532	1,611	2,332	1,938
Total equity	890,000	998,896	1,016,410	1,077,764	1,115,539
Total liabilities and equity	$1,415,675	1,553,124	1,579,528	1,754,021	1,792,270

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$16,963	64,184	57,771	64,660	66,690
DTDW (Nigeria)	—	14,007	18,015	18,421	16,209
Total	$16,963	78,191	75,786	83,081	82,899

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$27,858	22,882	22,883	24,575	26,991
Towing-supply	4,455	7,243	8,639	7,831	7,448
Other	1,731	1,734	1,811	741	760
Total	$34,044	31,859	33,333	33,147	35,199
Middle East/Asia Pacific fleet:
Deepwater	$14,195	14,326	16,015	14,960	12,130
Towing-supply	9,788	10,502	10,636	7,805	8,319
Total	$23,983	24,828	26,651	22,765	20,449
Europe/Mediterranean fleet:
Deepwater	$20,476	29,163	28,652	30,608	34,104
Towing-supply	—	179	528	338	923
Other	144	149	—	—	—
Total	$20,620	29,491	29,180	30,946	35,027
West Africa fleet:
Deepwater	$8,748	12,102	14,066	14,923	14,977
Towing-supply	11,029	10,521	9,981	11,598	14,015
Other	2,552	3,173	3,328	3,794	3,974
Total	$22,329	25,796	27,375	30,315	32,966
Worldwide fleet:
Deepwater	$71,277	78,473	81,616	85,066	88,202
Towing-supply	25,271	28,445	29,784	27,572	30,705
Other	4,427	5,056	5,139	4,535	4,734
Total	$100,975	111,974	116,539	117,173	123,641

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	32	32	31	32	34
Towing-supply	15	17	17	17	18
Other	3	3	4	5	6
Total	50	52	52	54	58
Stacked vessels	(17)	(17)	(15)	(17)	(20)
Active vessels	33	35	37	37	38
Middle East/Asia Pacific fleet:
Deepwater	26	27	27	26	24
Towing-supply	26	28	28	26	26
Total	52	55	55	52	50
Stacked vessels	(9)	(10)	(10)	(11)	(9)
Active vessels	43	45	44	41	41
Europe/Mediterranean fleet:
Deepwater	36	39	42	42	44
Towing-supply	1	2	3	3	3
Total	37	41	45	45	47
Stacked vessels	(17)	(11)	(15)	(13)	(13)
Active vessels	20	30	30	32	34
West Africa fleet:
Deepwater	26	26	27	29	30
Towing-supply	18	19	19	20	22
Other	19	20	21	21	21
Total	63	65	67	70	73
Stacked vessels	(21)	(21)	(22)	(22)	(23)
Active vessels	42	44	45	48	50
Worldwide fleet:
Deepwater	120	124	126	129	132
Towing-supply	60	66	68	66	69
Other	22	23	25	26	27
Total	202	213	219	221	228
Stacked vessels	(64)	(60)	(62)	(63)	(65)
Active vessels	138	153	157	158	163

Total active	138	153	157	158	163
Total stacked	64	60	62	63	65
Total joint venture and other vessels	3	3	4	4	4
Total	205	216	223	225	232

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,940	2,873	2,852	2,932	3,112
Towing-supply	1,329	1,547	1,580	1,552	1,638
Other	273	285	368	460	484
Total	4,542	4,705	4,800	4,944	5,234
Middle East/Asia Pacific fleet:
Deepwater	2,411	2,496	2,453	2,370	2,184
Towing-supply	2,342	2,512	2,576	2,392	2,369
Total	4,753	5,008	5,029	4,762	4,553
Europe/Mediterranean fleet:
Deepwater	3,256	3,581	3,848	3,874	4,024
Towing-supply	91	122	276	276	273
Total	3,347	3,703	4,124	4,150	4,297
West Africa fleet:
Deepwater	2,366	2,366	2,439	2,723	2,730
Towing-supply	1,654	1,729	1,779	1,840	1,974
Other	1,698	1,820	1,932	1,932	1,976
Total	5,718	5,915	6,150	6,495	6,680
Worldwide fleet:
Deepwater	10,973	11,316	11,592	11,899	12,050
Towing-supply	5,416	5,910	6,211	6,060	6,254
Other	1,971	2,105	2,300	2,392	2,460
Total	18,360	19,331	20,103	20,351	20,764

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	863	873	656	723	798
Towing-supply	601	593	568	632	728
Other	91	103	184	184	241
Total	1,555	1,569	1,408	1,539	1,767
Middle East/Asia Pacific fleet:
Deepwater	500	546	552	552	494
Towing-supply	310	396	399	460	303
Total	810	942	951	1,012	797
Europe/Mediterranean fleet:
Deepwater	1,422	1,004	1,196	1,104	1,092
Towing-supply	91	—	153	92	91
Total	1,513	1,004	1,349	1,196	1,183
West Africa fleet:
Deepwater	919	819	766	768	698
Towing-supply	563	469	583	552	700
Other	446	637	643	736	689
Total	1,928	1,925	1,992	2,056	2,087
Worldwide fleet:
Deepwater	3,704	3,242	3,170	3,147	3,082
Towing-supply	1,565	1,458	1,703	1,736	1,822
Other	537	740	827	920	930
Total	5,806	5,440	5,700	5,803	5,834

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	2,077	2,000	2,196	2,209	2,314
Towing-supply	728	954	1,012	920	910
Other	182	182	184	276	243
Total	2,987	3,136	3,392	3,405	3,467
Middle East/Asia Pacific fleet:
Deepwater	1,911	1,950	1,901	1,818	1,690
Towing-supply	2,032	2,116	2,177	1,932	2,066
Total	3,943	4,066	4,078	3,750	3,756
Europe/Mediterranean fleet:
Deepwater	1,834	2,577	2,652	2,770	2,932
Towing-supply	—	122	123	184	182
Total	1,834	2,699	2,775	2,954	3,114
West Africa fleet:
Deepwater	1,447	1,547	1,673	1,955	2,032
Towing-supply	1,091	1,260	1,196	1,288	1,274
Other	1,252	1,183	1,289	1,196	1,287
Total	3,790	3,990	4,158	4,439	4,593
Worldwide fleet:
Deepwater	7,269	8,074	8,422	8,752	8,968
Towing-supply	3,851	4,452	4,508	4,324	4,432
Other	1,434	1,365	1,473	1,472	1,530
Total	12,554	13,891	14,403	14,548	14,930

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	64.3%	57.7%	61.7%	64.5%	65.8%
Towing-supply	43.5	54.9	58.6	53.1	43.5
Other	65.2	63.1	50.0	21.0	19.0
Total	58.3%	57.1%	59.8%	56.9%	54.5%
Middle East/Asia Pacific fleet:
Deepwater	57.9%	56.8%	66.7%	65.4%	62.1%
Towing-supply	68.2	69.2	70.0	61.7	61.1
Total	63.0%	63.0%	68.4%	63.6%	61.6%
Europe/Mediterranean fleet:
Deepwater	49.9%	64.2%	60.0%	64.0%	63.0%
Towing-supply	—	46.7	31.6	24.5	56.9
Total	48.6%	63.6%	58.1%	61.4%	62.7%
West Africa fleet:
Deepwater	31.1%	41.5%	46.9%	50.6%	51.7%
Towing-supply	41.3	45.5	43.8	46.3	50.3
Other	39.2	51.5	56.6	55.6	55.1
Total	36.5%	45.7%	49.1%	50.9%	52.3%
Worldwide fleet:
Deepwater	51.5%	56.2%	59.1%	61.4%	61.0%
Towing-supply	52.8	58.0	57.9	53.1	52.9
Other	42.8	53.1	55.6	49.0	48.0
Total	50.9%	56.4%	58.3%	57.5%	57.0%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	91.0%	72.8%	80.1%	85.7%	88.4%
Towing-supply	79.4	89.0	91.4	89.6	78.4
Other	97.8	98.8	100.0	35.0	37.9
Total	88.6%	85.7%	84.6%	82.6%	82.3%
Middle East/Asia Pacific fleet:
Deepwater	73.1%	72.8%	86.1%	85.3%	80.3%
Towing-supply	78.6	82.2	82.9	76.4	70.1
Total	75.9%	77.7%	84.4%	80.7%	74.7%
Europe/Mediterranean fleet:
Deepwater	88.6%	89.2%	87.1%	89.5%	86.5%
Towing-supply	—	46.7	70.9	36.8	85.3
Total	88.6%	87.3%	86.4%	86.3%	86.5%
West Africa fleet:
Deepwater	50.9%	63.4%	68.3%	70.5%	69.4%
Towing-supply	62.6	62.4	65.1	66.1	77.9
Other	53.2	79.2	84.9	89.9	84.6
Total	55.0%	67.8%	72.5%	74.4%	76.0%
Worldwide fleet:
Deepwater	77.7%	78.8%	81.3%	83.4%	82.0%
Towing-supply	74.2	77.0	79.8	74.5	74.7
Other	58.9	81.9	86.8	79.6	77.2
Total	74.5%	78.5%	81.4%	80.4%	79.3%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	14,738	13,793	13,001	12,986	13,186
Towing-supply	7,707	8,532	9,337	9,504	10,442
Other	9,723	9,638	9,838	7,674	8,259
Total	12,865	11,854	11,617	11,783	12,341
Middle East/Asia Pacific fleet:
Deepwater	10,161	10,097	9,784	9,648	8,942
Towing-supply	6,128	6,041	5,897	5,285	5,747
Total	8,009	7,863	7,746	7,520	7,293
Europe/Mediterranean fleet:
Deepwater	12,600	12,682	12,336	12,342	13,443
Towing-supply	—	3,138	6,055	4,995	5,941
Total	12,689	12,514	12,171	12,147	13,010
West Africa fleet:
Deepwater	11,891	12,337	12,304	10,827	10,615
Towing-supply	16,158	13,389	12,810	13,628	14,115
Other	3,829	3,384	3,041	3,530	3,650
Total	10,711	9,539	9,075	9,174	9,439
Worldwide fleet:
Deepwater	12,620	12,342	11,892	11,651	11,998
Towing-supply	8,843	8,292	8,284	8,564	9,279
Other	5,243	4,524	4,137	3,871	4,009
Total	10,799	10,267	9,940	10,021	10,442

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Americas
Vessel revenues	$34,044	31,859	33,333	33,147	35,199

Vessel operating costs:
Crew costs	$13,138	14,186	15,307	15,108	16,008
Repair and maintenance	1,703	2,171	3,067	3,061	2,328
Insurance	427	417	299	305	(1,118)
Fuel, lube and supplies	1,373	2,615	1,853	1,919	2,115
Other	1,956	2,673	4,082	2,461	2,772
Total vessel operating costs	$18,597	22,062	24,608	22,854	22,105

Vessel operating margin ($)	$15,447	9,797	8,726	10,293	13,094
Vessel operating margin (%)	45.4%	30.8%	26.2%	31.1%	37.2%

Americas - Select operating statistics
Average vessels - Total fleet	50	52	52	54	58
Utilization - Total fleet	58.3%	57.1%	59.8%	56.9%	54.5%

Average vessels - Active fleet	33	35	37	37	38
Utilization - Active fleet	88.6%	85.7%	84.6%	82.6%	82.3%

Average day rates	$12,865	11,854	11,617	11,783	12,341

Vessels commencing drydocks	—	5	1	4	6

Cash paid for deferred drydocking and survey costs	$1,819	5,912	5,381	5,368	6,637

Deferred drydocking and survey costs - beginning balance	$21,599	18,561	15,678	12,154	8,463
Cash paid for deferred drydocking and survey costs	1,819	5,912	5,381	5,368	6,637
Amortization of deferred drydocking and survey costs	(3,394)	(2,874)	(2,498)	(1,964)	(1,228)
Disposals, intersegment transfers and other	—	—	—	120	(1,718)
Deferred drydocking and survey costs - ending balance	$20,024	21,599	18,561	15,678	12,154

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Middle East/Asia Pacific
Vessel revenues	$23,983	24,828	26,651	22,765	20,449

Vessel operating costs:
Crew costs	$8,726	10,085	10,308	9,243	8,986
Repair and maintenance	2,196	2,586	3,838	2,317	1,673
Insurance	739	591	790	358	186
Fuel, lube and supplies	1,405	2,665	1,937	2,431	2,350
Other	2,412	1,696	2,864	1,318	1,844
Total vessel operating costs	$15,478	17,623	19,737	15,667	15,039

Vessel operating margin ($)	$8,505	7,205	6,913	7,100	5,410
Vessel operating margin (%)	35.5%	29.0%	25.9%	31.2%	26.5%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	52	55	55	52	50
Utilization - Total fleet	63.0%	63.0%	68.4%	63.6%	61.6%

Average vessels - Active fleet	43	45	44	41	41
Utilization - Active fleet	75.9%	77.7%	84.4%	80.7%	74.7%

Average day rates	$8,009	7,863	7,746	7,520	7,293

Vessels commencing drydocks	—	5	3	3	2

Cash paid for deferred drydocking and survey costs	$850	8,897	6,072	2,269	4,324

Deferred drydocking and survey costs - beginning balance	$23,139	16,513	12,572	11,961	9,178
Cash paid for deferred drydocking and survey costs	850	8,897	6,072	2,269	4,324
Amortization of deferred drydocking and survey costs	(2,589)	(2,271)	(2,131)	(1,911)	(1,493)
Disposals, intersegment transfers and other	(284)	—	—	253	(48)
Deferred drydocking and survey costs - ending balance	$21,116	23,139	16,513	12,572	11,961

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Europe/Mediterranean
Vessel revenues	$20,620	29,491	29,180	30,946	35,027

Vessel operating costs:
Crew costs	$9,707	11,696	11,984	12,974	13,001
Repair and maintenance	1,278	3,141	3,617	3,307	3,914
Insurance	420	431	367	503	693
Fuel, lube and supplies	924	1,098	1,808	1,614	1,314
Other	1,547	2,522	2,098	2,658	2,902
Total vessel operating costs	$13,876	18,888	19,874	21,056	21,824

Vessel operating margin ($)	$6,744	10,603	9,306	9,890	13,203
Vessel operating margin (%)	32.7%	36.0%	31.9%	32.0%	37.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	37	41	45	45	47
Utilization - Total fleet	48.6%	63.6%	58.1%	61.4%	62.7%

Average vessels - Active fleet	20	30	30	32	34
Utilization - Active fleet	88.6%	87.3%	86.4%	86.3%	86.5%

Average day rates	$12,689	12,514	12,171	12,147	13,010

Vessels commencing drydocks	—	2	3	1	—

Cash paid for deferred drydocking and survey costs	$517	2,591	3,378	316	3,030

Deferred drydocking and survey costs - beginning balance	$10,387	9,406	7,379	8,596	5,831
Cash paid for deferred drydocking and survey costs	517	2,591	3,378	316	3,030
Amortization of deferred drydocking and survey costs	(1,710)	(1,610)	(1,335)	(1,160)	(1,448)
Disposals, intersegment transfers and other	(51)	—	(16)	(373)	1,183
Deferred drydocking and survey costs - ending balance	$9,143	10,387	9,406	7,379	8,596

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
West Africa
Vessel revenues	$22,328	25,796	27,375	30,315	32,966

Vessel operating costs:
Crew costs	$7,120	8,520	8,472	8,868	9,196
Repair and maintenance	1,479	2,700	4,659	3,282	2,996
Insurance	424	346	(282)	863	989
Fuel, lube and supplies	2,681	3,374	4,184	2,817	2,672
Other	5,119	5,312	4,682	5,214	5,618
Total vessel operating costs	$16,823	20,252	21,715	21,044	21,471

Vessel operating margin ($)	$5,505	5,544	5,660	9,271	11,495
Vessel operating margin (%)	24.7%	21.5%	20.7%	30.6%	34.9%

West Africa - Select operating statistics
Average vessels - Total fleet	63	65	67	70	73
Utilization - Total fleet	36.5%	45.7%	49.1%	50.9%	52.3%

Average vessels - Active fleet	42	44	45	48	50
Utilization - Active fleet	55.0%	67.8%	72.5%	74.4%	76.0%

Average day rates	$10,711	9,539	9,075	9,174	9,439

Vessels commencing drydocks	—	3	1	4	4

Cash paid for deferred drydocking and survey costs	$911	7,468	11,905	7,060	2,412

Deferred drydocking and survey costs - beginning balance	$26,856	22,456	13,397	8,318	7,129
Cash paid for deferred drydocking and survey costs	911	7,468	11,905	7,060	2,412
Amortization of deferred drydocking and survey costs	(3,466)	(3,067)	(2,846)	(1,653)	(1,321)
Disposals, intersegment transfers and other	—	(1)	—	(328)	98
Deferred drydocking and survey costs - ending balance	$24,301	26,856	22,456	13,397	8,318

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Worldwide
Vessel revenues	$100,975	111,974	116,539	117,173	123,641

Vessel operating costs:
Crew costs	$38,691	44,487	46,071	46,193	47,191
Repair and maintenance	6,656	10,598	15,181	11,967	10,911
Insurance	2,010	1,785	1,174	2,027	750
Fuel, lube and supplies	6,383	9,752	9,782	8,781	8,451
Other	11,034	12,203	13,726	11,651	13,136
Total vessel operating costs	$64,774	78,825	85,934	80,619	80,439

Vessel operating margin ($)	$36,201	33,149	30,604	36,554	43,202
Vessel operating margin (%)	35.9%	29.6%	26.3%	31.2%	34.9%

Worldwide - Select operating statistics
Average vessels - Total fleet	202	213	219	220	228
Utilization - Total fleet	50.9%	56.4%	58.3%	57.5%	57.0%

Average vessels - Active fleet	138	153	157	158	163
Utilization - Active fleet	74.5%	78.5%	81.4%	80.4%	79.3%

Average day rates	$10,799	10,267	9,940	10,021	10,442

Vessels commencing drydocks	—	15	8	12	12

Cash paid for deferred drydocking and survey costs	$4,097	24,868	26,736	15,013	16,403

Deferred drydocking and survey costs - beginning balance	$81,981	66,936	49,026	41,029	30,601
Cash paid for deferred drydocking and survey costs	4,097	24,868	26,736	15,013	16,403
Amortization of deferred drydocking and survey costs	(11,159)	(9,822)	(8,810)	(6,688)	(5,490)
Disposals, intersegment transfers and other	(335)	(1)	(16)	(328)	(485)
Deferred drydocking and survey costs - ending balance	$74,584	81,981	66,936	49,026	41,029

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Net loss	$(110,664)	(18,524)	(60,574)	(43,806)	(15,553)

Interest and other debt costs	5,959	6,142	6,282	7,468	7,582
Income tax (benefit) expense	2,730	(5,171)	1,281	15,071	5,542
Depreciation	16,986	17,285	19,416	19,047	19,548
Amortization of deferred drydocking and survey costs	11,158	9,822	8,810	6,688	5,490
EBITDA (A), (B), (C)	$(73,831)	9,554	(24,785)	4,468	22,609

Long-lived asset impairments	55,482	10,207	32,549	5,224	—
Affiliate credit loss impairment expense	53,581
Affiliate guarantee obligation	2,000	—	—	—	—
One-time charges	446	129	2,123	6,293	460
Adjusted EBITDA (A), (B), (C)	37,678	19,890	9,887	15,985	23,069

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019 includes non-cash, stock-based compensation expense of $1,401, $1,335, $2,972, $7,384, and $3,588, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019 includes foreign exchange gains (losses) of $(2,076), $864, $(945), $173, and $11, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Net cash provided by (used in) operating activities (A)	$14,702	(27,525)	5,281	(15,981)	(17,566)

Cash interest expense	5,292	5,442	8,205	8,189	7,974
Interest income and other	(696)	(116)	(690)	(1,579)	(1,859)
Additions to property and equipment	(1,626)	(2,449)	(4,067)	(5,058)	(5,757)
Free cash flow before proceeds from asset sales	$17,672	(24,648)	8,729	(14,429)	(17,208)

Proceeds from asset sales	11,454	9,452	3,755	4,526	10,915

Free cash flow	$29,126	(15,196)	12,484	(9,903)	(6,293)

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(10,373)	(18,127)	32,826	4,502	(14,169)
Cash paid for deferred drydocking and survey costs	(4,097)	(24,867)	(26,736)	(15,013)	(16,403)
Total sources (uses) of cash for changes in assets and liabilities	$(14,470)	(42,994)	6,090	(10,511)	(30,572)

Contacts

Tidewater Inc.

Jason Stanley

Vice President,

Investor Relations and Marketing

713-470-5300

SOURCE: Tidewater Inc.